EXHIBIT 10j6



Schedule identifying substantially identical agreements, between Fortune Brands, Inc. ("Fortune") and each of the following persons, to the Amendment constituting Exhibit 10j5 to the Annual Report on Form 10-K of Fortune for the Fiscal Year ended December 31, 1998
--------------------------------------------------------------------------------




                                          Name
                                          ----

                                    Norman H. Wesley
                                    John T. Ludes
                                    Dudley L. Bauerlein, Jr.
                                    Mark A. Roche
                                    Robert J. Rukeyser